1035220-1
               SECURITY AGREEMENT AND
               ASSIGNMENT (NATIONAL CAPITAL
               BENEFITS CORP.)


          THIS SECURITY AGREEMENT AND ASSIGNMENT ("Agreement") is executed as of December 28, 1995, by NATIONAL CAPITAL BENEFITS CORP., a Delaware corporation ("Debtor"), for the benefit of BANK ONE, COLUMBUS, NA, a national banking association ("Secured Party").
          FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Debtor hereby covenants and agrees with Secured Party as follows:
          1.    Reference  to Loan Agreement.  This Agreement
is
being executed and delivered in connection with that certain Loan Agreement (as the same may have been or hereafter be
renewed, extended,   amended,   supplemented,  or  modified,
the   "Loan Agreement"),  dated  as of the date hereof,
between Debtor and Secured Party. The terms, conditions, and provisions of the Loan Agreement are incorporated herein by
reference, the same  as  if set   forth   herein  verbatim,
which  terms,  conditions,
and
provisions shall continue to be in full force and effect hereunder so long as Secured Party is obligated to lend under the Loan Agreement and thereafter until the Obligations are paid and performed in full.

          2. Certain Definitions. Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in either the Loan Agreement or in the UCC is used in this Agreement with the same meaning; provided, that,
(a) if the definition given a term in the Loan Agreement conflicts with the definition given that term in the UCC, the Loan Agreement definition shall control to the extent legally allowable, and (b) if any definition given a term in Chapter 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, the Chapter 9 definition shall prevail. As used herein, the following terms have the meanings indicated:

          Collateral  has  the meaning set forth in  Paragraph
4 hereof.

          Insurance-Subsidiary means NCB Insurance Limited, an insurance company chartered in Bermuda, that is wholly owned by Debtor.

          Obligor means any Person obligated with respect to any of the Collateral, whether as an issuer of life insurance policies, account debtor, obligor on an instrument, issuer of securities, or otherwise.

          Policy means any life insurance policy legally or beneficially owned by Debtor.

          Policy   Subsidiaries   means,   collectively,
Living Benefits,  Inc.,  a  Delaware  corporation,  and
American   Life Resources  Corporation, a Delaware corporation,
each  a  whollyowned subsidiary of Debtor.

          Security Interest means the security interest granted and the pledge and assignment made under Paragraph 3 hereof.

          Subsidiaries   means,   collectively,   the
Insurance Subsidiary and the Policy Subsidiaries.

          UCC means the Uniform Commercial Code as enacted in the State of Ohio or other applicable jurisdiction, as amended at the time in question.
          3. Security Interest. In order to secure the full and complete payment of the Obligations when due and performance under the Loan Agreement and other Loan Documents and all other obligations of Borrower to Lender, whether now existing or hereafter arising, Debtor hereby grants to Secured Party a security interest in the Collateral pledges and assigns the Collateral to Secured Party, all upon and subject to the terms and conditions of this Agreement. Such security interest is granted and pledge and assignment are made as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation of Debtor with respect to any of the Collateral or any transaction involving or giving rise thereto.

          4.   Collateral.  As used herein, the term
"Collateral" means all property of the Debtor, including, without limitation, the following items and types of property:

          (a)   All of Debtor's right, title and interest in
any
     and all Policies, and any supplementary contracts issued in connection therewith, and all claims, options, privileges, benefits, refunds, cash value, dividends,
     rights, title  and interest                     therein
     and   thereunder   including,   without
     limitation, the right to collect from the issuer thereof the Death Benefits upon Policy Maturity and the right to surrender any such Policy for the surrender value thereof (all of the above shall be referred to as the "Policy Proceeds".

          (b)   All  other present and future accounts,
contract
     rights,   general  intangibles,  chattel  paper,
     documents, instruments, inventory, equipment, computer hardware and software, fixtures, securities, customer lists, other goods, money, and deposit accounts, wherever located, now owned or hereafter acquired by Debtor, and any and all present and future tax refunds of any kind whatsoever to which Debtor is now or shall hereafter become entitled.

          (c)    All   cash  and  securities  (whether   or
not
     marketable) of Debtor, including capital stock of the Policy Subsidiaries, provided that the Collateral shall not include any capital stock of the Insurance Subsidiary until such time as the consent of the Bermuda Monetary Authority and the Registrar of Companies has been obtained for the pledge of such stock.

          (d)   All of the Debtor's right, title and interest
in
     and to any stop loss and reinsurance contracts, including, without limitation, the AMIC Contract and
     the   AMSIRC Contract,  including,  without  limitation,
     all  right                                      to
     receive proceeds of any nature or description arising on account of such contracts (collectively, the "AMIC/AMSLRC Proceeds"), all rights to enforce the terms
     and  provisions of                              such
     contracts,  all  claims,  options,   privileges,
     benefits, refunds, cash value, dividends, rights, title and interest in and to such contracts, whether in the ordinary course of the contractual relationship or upon insolvency of the insurer(s) under such contracts. [The Collateral under this subparagraph is assigned by Debtor to Secured Party pursuant to the terms of Article I of the AMIC Contract and Article I of the AMSLRC Contract.]

          (e)   All  of  the  Debtor's licenses, patents,
     patent applications,     copyrights,     trademarks,
     trademark applications, trade names, assumed names, service marks and service mark applications (including, without limitation, the licenses, patents, patent applications, copyrights, trademarks, trade applications, trade names, assumed names, service marks and service
     mark applications  and  related recordings   and
     registrations   thereof   identified
     on
     Schedule I (the "Intellectual Property").
          (f) The balance of every deposit account of Debtor and any other claim of Debtor against Secured Party, now or hereafter existing, whether liquidated or unliquidated.
          (g)    All   present  and  future  increases,
profits,
     combinations, reclassification, improvements, and products of, accessions, attachments, and other additions
     to, tools, parts,   and   equipment  used  in  connection
     with,       and
     substitutes and replacements for, all or part of the Collateral heretofore described.

          (h) All present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and non-cash proceeds, and other Rights arising from or by virtue of, or from the voluntary or involuntary sale, lease, or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other Person with respect to, all or any part of the Collateral heretofore described in this clause or otherwise.

          (i) All present and future security for the payment to Debtor of any of the Collateral heretofore described and goods which gave or will give rise to any of such Collateral or are evidenced, identified, or represented therein or thereby.

          (j)    All   books  and  records  (including,
without
     limitation, customers lists, credit files, tapes, ledger cards, computer software and hardware, electronic data processing software, computer programs, computer printouts and other computer materials and records) evidencing or containing information regarding or otherwise pertaining to any of the foregoing.

          The   description  of  Collateral  contained  in
this Paragraph 4 shall not be deemed to permit any action prohibited by this Agreement or by terms incorporated in this Agreement.

          4.1    Death   Benefits   and   AMIC/AMSLRC
Proceeds.
Notwithstanding any other provision of this Agreement to the contrary, all Death Benefits and AMIC/AMSLRC Proceeds shall be delivered directly to the Secured Party by the obligor thereon, whether prior to or after the occurrence of a Default under this Agreement or under the Loan Agreement or other Loan Documents and such Death Benefits and/or AMIC/AMSLRC Proceeds shall be applied to the Obligations of
the Debtor pursuant to the terms  of  the Loan  Agreement.   If
any such Death Benefits and/or AMIC/AMSLRC Proceeds are delivered to Debtor by the Obligor thereon, the Debtor shall hold such Death Benefits and AMIC/AMSLRC Proceeds in trust
(and not commingle with other assets of Debtor) for the Secured Party and shall promptly deliver such Death Benefits and/or AMIC/AMSLRC Proceeds to the Secured Party together with any documentation related thereto. Debtor shall execute all documents and take all actions necessary to cause such Death
Benefits and AMIC/AMSLRC Proceeds to be delivered directly to Secured Party.

          5.   Representations and Warranties.  Debtor
represents
and warrants to Secured Party that:

          (a)   Debtor's chief executive office is located at
the
     address   as   shown  on  Schedule  II.   The  present
and
     foreseeable   location  of  Debtor's   books   and
     records concerning the Collateral is its chief executive
     office, and all  such
     books,  records and Collateral  are  in  Debtor's
     possession.   All  of  Debtor's assets are  located  at
     the locations described on Schedule II.

          (b) The Collateral that is or may be fixtures is
     located on or affixed to the real property described on Annex A (but the failure of such description to be accurate or complete shall not impair the Security Interest in such Collateral).

          (c) All Collateral that is Policies, accounts, chattel paper, instruments, or general intangibles is free from any claim for credit, deduction, or allowance of an obligor and free from any defense, dispute, setoff, or counterclaim, and there is no extension or indulgence with respect thereto, except for loans against the cash value of Policies that have been disclosed in writing to Secured Party.

          (d) The Death Benefits for all Collateral that is
     Policies will be paid directly to Lender by the obligors thereon subject to the provisions of the Loan Agreement. All Collateral that is accounts, contract rights, chattel paper, or instruments will be paid in full at maturity, and, if not paid, Debtor will, upon demand, promptly pay the amount represented to be owing on any thereof to Secured Party, or at Secured Party Is option such unpaid amount may be deducted from any payment then or thereafter due from Secured Party to Debtor, and Secured Party may retain such Policy, account, chattel paper, or instrument as Collateral for any outstanding portion of the obligations.

          (e)   Schedule  III sets forth a correct  and
complete
     listing of all real property owned by Debtor and a legal description with respect thereto, all leases and subleases of real or personal property by Debtor as lessee or sublessee, and all leases and subleases or real or personal property
     by   Debtor  as  lessor,  lessee,  sublessor
     or
     sublessee.   All Collateral that is an assigned contract
     or assigned lease is in full force and effect; there have been no renewals or extensions of, or amendments, modifications, or supplements to, any thereof about which Secured Party has not been advised in writing, Debtor is in possession of the property covered by each such assigned lease; and no default or potential default has occurred and is continuing under any such assigned contract or assigned lease.

          (f) Debtor owns all presently existing Collateral, and will acquire all hereafter acquired Collateral, free and clear of all Liens, except Permitted Liens and any loans against the cash value of Policies that have been disclosed in writing to Secured Party.

          (g)    Schedule    hereto   identifies   all   of
the
     Intellectual  Property  of  the  Debtor.   Debtor  owns,
     is licensed  or  otherwise has the lawful  right  to  use, the
     Intellectual Property and such use, to the best of its knowledge, does not infringe upon the rights of any
     other Person.   The rights of Debtor to sell, franchise or
     license under all such patents, trademarks and copyrights may be transferred in connection with any sale of assets or stock of the business of Debtor related thereto. The registration of any of the Debtor's Intellectual Property (for which registration is required) is in force and has not expired. None of the Debtor's Intellectual Property is subject to any licensing or franchise agreement. No action is pending, nor has any judgment or order been rendered which would in any way adversely affect the Debtor's use of its Intellectual Property or the rights granted to the Secured Party in the Intellectual Property by this Agreement.
          The delivery at any time by Debtor to Secured Party of Collateral or of additional specific descriptions of certain Collateral shall constitute a representation and warranty by Debtor to Secured Party hereunder that the representations and warranties of this Paragraph 5 are true and correct with respect to each item of such Collateral.
          6. Certain Covenants. So long as Secured Party is committed to extend credit to Debtor under the Loan Agreement and thereafter until the obligations are paid and performed in full, Debtor covenants and agrees with Secured Party that Debtor will:
          (a) Maintain. at Debtor's chief executive office a current record of where all Collateral is located, permit representatives of Secured Party to inspect
     and   make abstracts  from such records, and furnish to
     Secured Party, at such intervals as Secured Party may request, such documents, lists, descriptions, certificates, and other information as may be necessary or proper to keep Secured Party informed with respect to the identity, location, status, condition, and value of the Collateral.
          (b) Fully perform all of Debtor's duties under and in connection with each transaction to which the Collateral, or any part thereof, relates, so that the amounts thereof shall actually become payable in their entirety to Secured Party.
          (c) Promptly notify Secured Party of any dispute, claim, action, or proceeding which might have a Material Adverse Effect on all or any of the Collateral or the Security Interest and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such action or proceeding.
          (d) Hold in trust (and not commingle with other assets of Debtor) for Secured Party all Collateral that is chattel paper, instruments, or documents at any time received by Debtor and promptly deliver same to Secured Party unless Secured Party at its option (which may be evidenced only by a writing signed by Secured Party stating that Secured Party elects to permit Debtor to go retain) permits Debtor to retain the same, but any chattel paper, instruments, or documents so retained shall be marked to state that they are assigned to Secured Party and each such instrument shall be endorsed to the order of Secured party (but the failure of same to be so marked or endorsed shall not impair the Security Interest thereon).
          (e) Not sell, lease, or otherwise dispose of, or permit the sale, lease, or disposition of, any Collateral except for sales, leases, and other dispositions permitted by the terms of the Loan Agreement.
     (f) Use, operate, maintain, and store the Collateral that is equipment, with reasonable care, skill, and caution and keep the same in good repair, working order, and conditions, and promptly make all necessary repairs or replacements to that end.

     (g) At Debtor's expense and Secured Party's request, before or after a Default, file or cause to be filed such applications and take such other actions as Secured Party may request to obtain the consent or approval of any Governmental Authority to Secured Party's Rights hereunder, including, without limitation, the right to sell all the Collateral upon a Default without additional consent or approval from such Governmental Authority (and, because
Debtor agrees that Secured Party's remedies at Law for failure of Debtor to comply with this provision would be inadequate and that such failure would not be adequately compensable in damages, Debtor agrees that its covenants in this provision may be specifically enforced).

     (h) From time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as Secured Party may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the Security Interest.

     (i) Not use any of the Collateral, or permit the same to be used, for any unlawful purpose or in any manner inconsistent with the provisions or requirements of any policy of insurance thereon, nor affix or install any accessories, equipment, or device on the Collateral or on any component thereof if such addition will impair the original intended function or use of the Collateral or such component.

     (j) Not modify or substitute, or permit the modification or substitution of, any contract to which any of the Collateral which is Policies or accounts relates, nor extend or grant indulgences regarding any Policy or account which is Collateral.

     (k) Not relocate its chief executive of f ice or place where Debtor's books and records related to accounts and Policies are kept, or otherwise relocate any of the other Collateral to a county, parish, or state other than as indicated above unless prior thereto Debtor (i) gives Secured Party thirty days prior written notice of such proposed relocation (such notice to include, without limitation, the name of the county or parish and state into which such relocation is to be made) and (ii) (unless the relocation is to a jurisdiction in which existing financing statements or other required filings have previously been made to perfect the Security Interest in such Collateral) executes and delivers all such additional documents and performs all additional acts as Secured Party, in its sole discretion, may request in order to continue or maintain the existence and priority of the Security Interest in such Collateral, and not relocate any of the Collateral to any commonwealth, nation, territory, possession, or country outside the United States of America.

     (l) Not change Debtor's name or address to which it is entitled to receive notices hereunder unless prior thereto Debtor gives Secured Party thirty days prior written notice of such proposed change and executes and delivers all such additional documents and performs all additional acts as Secured Party, in its sole discretion, may request in order to continue or maintain the existence and priority of the Security Interest in all of the Collateral.
     (m)  As to its Intellectual Property:
          (1) Debtor (either itself or through licensees) will, for each of its trademarks: (i) to the extent consistent with past practice continue to use such trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such trademark in full force free from any claim or abandonment for non-use; (ii) employ such trademark with appropriate notice of application of registration, (iii) maintain as in the past the quality of products and services offered under such trademark; and, (iv) not (and not permit any license or sublicense thereof to) do any act or knowingly omit to do any act whereby any trademark may become invalidated, cancelled, abandoned or lost exempt as permitted by (i) above.

          (2) Debtor (either itself or through licensees) will, for each of its patents not do any act, or omit to do any act, whereby any patent which is material to the conduct of Debtor's business may become abandoned or dedicated.

          (3) Debtor (either itself or through licensees) will: (i) display the appropriate copyright notice as required under the applicable copyright law for each worked covered by a copyright of Debtor which is published, reproduced, displayed, adopted or distributed; (ii) not (and not permit any licensee or sublicensee thereto to) do any act or knowingly omit to do any act whereby any material copyright of Debtor may become invalidated; and, (iii) not do any act, whereby any material copyright of Debtor may become invalidated, cancelled, abandoned or lost.

          (4) Debtor shall notify the Secured Party within a reasonable period of time, if it knows, or has reason to know, that any material copyright of Debtor may become invalidated, cancelled,, abandoned or lost or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding by any governmental authority in the United States or any other country) regarding Debtor's ownership of any such material copyright or the validity thereof.

          (5)   Debtor shall notify the Secured Party within
     a  reasonable period of time if it knows or has  reason
     to  know  that any application or registration relating
     to any of its patents, trademarks or copyrights that is material to the conduct of Debtor's business may become
     abandoned,   or   of   any  adverse  determination   or
     development   (including,   without   limitation,   the
     institution   of,   or   any  such   determination   or
     development  in,  any proceeding in the  United  States
     Patent   and   Trademark  Office,  the  United   States
     Copyright Office or any governmental authority  in  any
          jurisdiction)  regarding  Debtor's  ownership  of   any
          patent, trademark or copyright which is material to the conduct of Debtor's business, its right to register the same, or to keep and maintain the same.

               (6) In no event shall Debtor, either itself or through any Person, employee, licensee or designee, file an application for the registration of any patent, trademark or copyright with the United States Patent and Trademark office, the United States Copyright office, or any governmental authority in any state of the United States of America, any other country or any political subdivision, agency or instrumentality of any thereof, unless it contemporaneously therewith informs the Secured Party, and, upon request of the Secured Party, executes papers as the Secured Party may request to evidence the Secured Party's lien and security interest in such patent, trademark or copyright and the goodwill and general intangibles of Debtor relating thereto or represented thereby, and Debtor hereby appoints secured Party its attorney-in-fact to execute and fill all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed$, such right, being coupled with an interest, is irrevocable until the obligations are paid in full.
               (7) Debtor will take all necessary steps that are consistent with good business practices, taking into account the advice of Debtor's counsel, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office, or any other governmental authority, to maintain and pursue each application relating to its patents, trademarks and copyrights (and to obtain the relevant registration) and to maintain each registration of its patent, trademarks and copyrights material to the conduct of Debtor's business, including without limitation, filing of applications for renewal, Affidavits of use, affidavits of incontestability, and opposition, interference and cancellation proceedings.

               (8) In the event that any Intellectual Property is infringed, misappropriated or diluted by a third party who continues such action after written notification by Debtor, Debtor shall notify the Secured Party and shall, upon the request of Secured Party, promptly sue for infringement, unfair competition, misappropriation or dilution and to obtain injunctive relief and to recover any and all damages and prof its for such infringement, unfair competition, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Intellectual Property.

          6.1 Grant of License to Use Intellectual Property. For the purpose of enabling Secured Party to exercise rights hereunder at such time as Debtor shall be lawfully entitled to exercise such rights, Debtor hereby grants to the Secured Party an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Debtor) to use, license or sublicense any tradesman (and the goodwill associated therewith), copyright, or patent now owned or hereafter acquired by Secured Party, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

          7. Default; Remedies. Should a Default occur, Secured Party may, at its election, exercise any and all Rights available to a secured party under the UCC, in addition to any and all other Rights afforded by the Loan Documents, at law, in equity, or otherwise, including, without limitation, (a) requiring Debtor to. assemble all or part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and Secured Party, (b) surrendering any policies of commercial insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligations,
(c) applying by appropriate judicial proceedings for appointment of a receiver, without notice to Debtor either before or after judgment is obtained against Debtor by Secured Party, for all or part of the Collateral (and Debtor hereby consents to any such appointment and to jurisdiction and venue of such appointment in state or federal courts in Franklin County, Ohio, at the option of Secured Party), (d) applying to the Obligations any cash held by Secured Party under this Agreement, and (e) open Debtor's commercial mail and collect any and all amounts due Debtor from account debtors or insurers and exercise any and all of Debtor's rights and remedies with respect to such accounts and Policies. Secured Party shall provide Debtor not less than fifteen (15) calendar days notice prior to any sale or other intended disposition of the Collateral by Secured Party. The Secured Party may sell the Collateral at public or private sale and may purchase at such sale or sales the Collateral for its own account (with whatever consequential credit to the obligations as may be required herein or by law).

          8.   Notice and Application of Proceeds.

          (a) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC; provided, that, if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than fifteen (15) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this clause (a).

          (b) Application of Proceeds. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral under this Paragraph 8 in the following order: first, to the payment of all its expenses incurred in retaking, holding, and preparing any of the Collateral for sale or other disposition,, in arranging for such sale or other disposition, and in actually selling or disposing of the same (all of which are part of the obligations) ; second, toward repayment of amounts expended by Secured Party under Paragraph 9; third, toward payment of the balance of the obligations in such order and manner as Secured Party, in its discretion, may deem advisable, or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligations in full, Debtor shall remain liable for any deficiency.

     9.   Other Rights of Secured Party.
     (a) Performance. In the event Debtor shall fail to pay when due all Taxes on any of the Collateral, or to preserve the priority of the Security Interest in any of the Collateral as required by this Agreement, or otherwise fail to perform any of its obligations under the Loan Documents with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, pay such Taxes, prosecute or defend any suits in relation to the Collateral, or take all other action which Debtor is required, but has failed or refused to take under the Loan Documents. Any sun which may be reasonably expended or paid by Secured Party under this clause (a) (including, without limitation, court costs and attorneys, fees) shall bear interest from the dates of expenditure or payment at the rate of interest provided in the Loan Agreement until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall be part of the Obligations.

     (b) Collection. Upon notice from Secured Party, each Obligor with respect to any payments on any of the Collateral (including, without limitation, dividends and other distributions with respect to insurance proceeds payable by reason or loss or damage to any of the Collateral) is hereby authorized and directed by Debtor to make payment directly to Secured Party, regardless of whether Debtor was previously making collections thereon. Except as provided in Subparagraph 4.1, subject to
Subparagraph  9(c), until such notice is  given,  Debtor  is authorized to retain and expend all payments made on Collateral. Secured Party shall have the right in its own name or in the name of Debtor to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Secured
Party may determine; to demand, collect, receive, receipt for, sue for, compound, and give acquittances for any and all amounts due or to become due with respect to Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into the possession of Secured Party; to sign the name of Debtor on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to Collateral; to send requests for verification of obligations to any Obligor; and to do all other acts and things necessary to carry out the intent of this Agreement. If any Obligor fails or refuses to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its own name or in the name of Debtor, to take such action as Secured Party shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision hereof, Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall it be under any duty whatever to anyone except Debtor to account for funds that it shall actually receive hereunder. Without limiting the generality of the foregoing, Secured Party shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtor with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). The receipt of Secured Party to any Obligor shall be a full and complete release, discharge, and acquittance to such Obligor, to the extent of any amount so paid to Secured Party. The Rights granted Secured Party under this clause
(b) may be exercised only upon the occurrence of a Default or an Event of Default and so long as such Default or Event of Default is continuing.

     (c) Certain Proceeds. Subject to the provisions of Subparagraph 4.1, upon the occurrence of a Default or an Event of Default and so long as such Default or Event of Default is continuing, any cash proceeds of Collateral which come into the possession of Secured Party (including, without limitation, insurance proceeds) may, at Secured
Party's option, be applied in whole or in part to the Obligations (to the extent then due) , be released in whole or in part to or on the written instructions of Debtor for any general or specific purpose, or be retained in whole or in part by Secured Party as additional Collateral. Any cash Collateral in the possession of Secured Party may only be invested by Secured Party in certificates of deposit issued by Secured Party (if Secured Party issues such certificates) , or in securities issued or guaranteed by the United States of America or any agency thereof. Secured Party shall never be obligated to make any such investment and shall never have any liability to Debtor for any loss which may result therefrom. All interest and other amounts earned from any investment of Collateral may be dealt with by Secured Party in the same manner as other cash Collateral.
     (d) Use and Operation of Collateral. Should any Collateral come into the possession of Secured Party, Secured Party may use or operate such Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other Rights held by Secured Party in respect of such Collateral. Debtor covenants to promptly reimburse and pay to Secured Party, at Secured Party's request, the amount of all reasonable expenses (including, without limitation, the cost of any insurance and payment of Taxes or other charges) incurred by Secured Party in connection with its custody and preservation of Collateral, and all such expenses, costs, Taxes, and other charges shall bear interest at the Maximum Rate until repaid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall become part of the Obligations. However, the risk of accidental loss or damage to, or diminution in value of, Collateral is on Debtor, and Secured Party shall have no liability whatever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to the risks insured. With respect to Collateral that is in the possession of Secured Party, Secured Party shall have no duty to fix or preserve Rights against prior parties to such Collateral and shall never be liable for any failure to use diligence to collect any amount payable in respect of such Collateral, but shall be liable only to account to Debtor for what it may actually collect or receive thereon. The provisions of this clause (4) shall be applicable whether or not a Default or an Event of Default has occurred and is continuing.

     (e) Purchase Money Collateral. To the extent that Secured Party has advanced or will advance funds to or for the account of Debtor to enable Debtor to purchase or otherwise acquire Rights in Collateral, except as otherwise provided in the Loan Agreement, Secured Party, at its option, may pay such funds (i) directly to the Person from whom Debtor will make such purchase or acquire such Rights, or (ii) to Debtor, in which case Debtor covenants to promptly pay the same to such Person, and forthwith furnish to Secured Party evidence satisfactory to Secured Party that such payment has been made from the funds so provided by Secured Party for such payment.
     (f) Subrogation. If any of the Obligations are given in renewal or extension or applied toward the payment of indebtedness secured by any Lien, Secured Party shall be, and is hereby, subrogated to all of the Rights, titles, interests, and Liens securing the indebtedness so renewed, extended, or paid.
     (g) INDEMNIFICATION. DEBTOR HEREBY ASSUMES ALL LIABILITY FOR THE COLLATERAL, FOR THE SECURITY INTEREST, AND FOR ANY USE, POSSESSION, MAINTENANCE, AND MANAGEMENT OF, ALL OR ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY TAXES ARISING AS A RESULT OF, OR IN CONNECTION WITH, THE TRANSACTIONS CONTEMPLATED HEREIN, AND AGREES TO ASSUME LIABILITY FOR, AND TO INDEMNIFY AND HOLD SECURED PARTY HARMLESS FROM AND AGAINST, ANY AND ALL CLAIMS, CAUSES OF ACTION, OR LIABILITY, FOR INJURIES TO OR DEATHS OF PERSONS AND DAMAGE TO PROPERTY, HOWSOEVER ARISING FROM OR INCIDENT TO SUCH USE, POSSESSION, MAINTENANCE, AND MANAGEMENT, WHETHER SUCH PERSONS BE AGENTS OR EMPLOYEES OF DEBTOR OR OF THIRD PARTIES# OR SUCH DAMAGE BE TO PROPERTY OF DEBTOR OR OF OTHERS. DEBTOR AGREES TO INDEMNIFY, SAVE, AND HOLD SECURED PARTY HARMLESS FROM AND AGAINST, AND COVENANTS TO DEFEND SECURED PARTY AGAINST, ANY AND ALL LOSSES, DAMAGES, CLAIMS, COSTS, PENALTIES, LIABILITIES, AND EXPENSES, INCLUDING, WITHOUT LIMITATION, COURT COSTS AND ATTORNEYS I FEES, HOWSOEVER ARISING OR INCURRED BECAUSE OF, INCIDENT TO, OR WITH RESPECT TO COLLATERAL OR ANY USE, POSSESSION, MAINTENANCE, OR MANAGEMENT THEREOF (A "CLAIM"). IN THE EVENT THAT ANY CLAIM IS BROUGHT AGAINST SECURED PARTY, SECURED PARTY AGREES TO GIVE PROMPT WRITTEN NOTICE TO DEBTOR WITH RESPECT TO SAME, TOGETHER WITH A COPY OF SUCH CLAIM, AND SO LONG AS NO EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING, DEBTOR SHALL HAVE THE RIGHT IN GOOD FAITH AND BY APPROPRIATE PROCEEDINGS TO DEFEND SECURED PARTY AGAINST SUCH CLAIM AND EMPLOY COUNSEL ACCEPTABLE TO SECURED PARTY TO CONDUCT SUCH DEFENSE (AT DEBTOR'S SOLE EXPENSE) SO LONG AS SUCH DEFENSE SHALL NOT INVOLVE ANY DANGER OF THE FORECLOSURE, SALE, FORFEITURE OR LOSS, OR IMPOSITION OF ANY LIEN, OTHER THAN A PERMITTED LIEN, ON ANY PART OF THE COLLATERAL, OR SUBJECT SECURED PARTY TO CRIMINAL LIABILITY. SHOULD DEBTOR ELECT TO ENGAGE ITS OWN COUNSEL ACCEPTABLE TO SECURED PARTY, SECURED PARTY MAY CONTINUE TO PARTICIPATE IN THE DEFENSE OF ANY SUCH CLAIM AND WILL RETAIN THE RIGHT TO SETTLE ANY SUCH MATTER ON TERMS AND CONDITIONS SATISFACTORY To SECURED PARTY. ALL SUCH SETTLEMENTS SHALL BE PAID BY AND REMAIN THE SOLE RESPONSIBILITY OF DEBTOR. IN THE EVENT DEBTOR DOES NOT ACCEPT THE DEFENSE OF THE CLAIM AS PROVIDED ABOVE, SECURED PARTY SHALL HAVE THE RIGHT TO DEPEND AGAINST SUCH CLAIM, IN ITS SOLE DISCRETION, AND PURSUE ITS RIGHTS HEREUNDER.

     (h) Diminution in Value of Collateral. Secured Party shall have no liability or responsibility whatsoever for any diminution in or loss of value of any Collateral.

     (i) Appointment of Attorney-In-Fact. Debtor hereby irrevocably appoints Secured Party or its designee as Debtor's attorney-in-fact, with full authority in the place instead of Debtor, from time to time in Secured Party's discretion prior to, upon, during, and after an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation, (i) to perfect and continue to perfect the security interests created by this Agreement; (ii) to ask, demand, collect or sue for, recover, compound, receive and give acquittance in receipts for any monies due or becoming due under or in respect for any Collateral; (iii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with the Collateral,, and (iv) to file any claims or take any action or institute any proceeding which Secured Party may deem necessary to desirable for the collection of any Collateral or otherwise to enforce the rights of Secured Party in the Collateral; and, in addition to the foregoing, after an Event of Default, to sell or assign any Policy and/or Policy Proceeds held as Collateral upon such terms, for such amounts and at such time or times Secured Party deems advisable.

     10.  Miscellaneous.

     (a)    Reference  to  Miscellaneous  Provisions.   This
Agreement is one of the "Loan Documents" referred to in the Loan Agreement.

     (b) Term. Upon full and final payment and performance of the Obligations by Debtor, this Agreement shall automatically thereafter terminate; provided, that, no Obligor, if any, on any of the Collateral shall ever be obligated to make inquiry as to the termination of this Agreement, but shall be fully protected in making payment directly to Secured Party.

     (c) Actions Not Releases. The Security Interest and Debtor's obligations and Secured Party's Rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligations;
(ii)  any  release', surrender, exchange, subordination,  or loss of any security or assurance at any time existing in connection with any or all of the obligations; (iii) the modification of, amendment to, or waiver of compliance with any terms of any of the other Loan Documents without the notification or consent of Debtor, except as required therein (the Right to such notification or consent being herein specifically waived by Debtor); (iv) any renewal, extension, or rearrangement of the payment of any or all of the obligations, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Party to Debtor; (v) any neglect, delay, omission, failure, or refusal of Secured Party to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligations; (vi) any failure of Secured Party to notify Debtor of the release of any other security;
(vii) the illegality, invalidity, or unenforceability of all or any part of the Obligations against any party obligated with respect thereto by reason of the fact that the obligations, or the interest paid or payable with respect thereto, exceeds the amount permitted by Law, the act of creating the obligations, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (viii) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable Laws or for any other reason Secured Party is required to refund such payment or pay the amount thereof to someone else.
     (d) Waivers. Debtor WAIVES (i) any Right to require Secured Party to proceed against any other Person, to exhaust its Rights in the Collateral, or to pursue any other Right which Secured Party may have; and (ii) with respect to the Obligations, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to-accelerate.
     (e) Waiver of Marshalling. To the fullest extent Debtor may do so, Debtor agrees that Debtor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Debtor, for Debtor, Debtor's heirs, devisees, representatives, receivers, trustees, successors and assigns, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by law, hereby WAIVES and RELEASES all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshalling of the assets of Debtor, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created.

     (f) Financing Statement. Secured Party shall be entitled at any time to file this Agreement or a carbon, photographic, or other reproduction of this Agreement, as a financing statement, but the failure of Secured Party to do so shall not impair the validity or enforceability of this Agreement.

     (g) Amendments. This instrument may be amended only by an instrument in writing executed jointly by Debtor and Secured Party, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

     (h) Multiple Counterparts. This Agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     (i)   Parties Bound; Assignment.  This Agreement  shall
be binding on Debtor and Debtor's successors and assigns and shall inure to the benefit of Secured Party and Secured Party's successors and assigns. Debtor may not, without the prior written consent of Secured Party, assign any Rights,
duties,  or  obligations hereunder.   In  the  event  of  an
assignment of all or part of the Obligations, the Security Interest and other Rights and benefits hereunder to the extent applicable to the part of the Obligation so assigned, may be transferred therewith.
          (j) Entirety. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL
     AGREEMENTS BETWEEN THE PARTIES. This Agreement and the other Loan Documents embody the entire agreement between Debtor and Secured Party and supersede all prior proposals, agreements and understandings relating to the subject matter hereof.
          EXECUTED, at Columbus, Ohio, as of the day and year first herein set forth.
                              DEBTOR:
                              NATIONAL CAPITAL BENEFITS CORP.
                                By:
                               Its:


                              SECURED PARTY:
                              BANK ONE, COLUMBUS, NA




                                By:
                               Its:



                            SCHEDULE I
                                TO
                 SECURITY AGREEMENT AND ASSIGNMENT

                       INTELLECTUAL PROPERTY
                                OF
              NATIONAL CAPITAL BENEFITS CORP., DEBTOR




AMERICAN LIFE RESOURCES CORPORATION*    Reg. No. 1,782,90
                                        International Class:  36
                                        Reg. Date:  July 20, 1993

LIVING BENEFITS and design*             Reg.  No. 1,531,252
                                        International Class: 36
                                        Reg.  Date: March 21, 1989

LIVING BENEFITS*                        Reg. No. 1,780,550
                                        International Class: 36
                                        Reg. Date: July 6, 1993

"WE PUT LIFE BACK INTO LIFE INSURANCE*  App. No. 74/459,373
                                        International Class:  36
                                        Filed:  November 17, 1993
                                        International Class: 36

"LIFELOAN"                              App. No. 74/459,373
                                        Filed:  March 15, 1995
"RED RIBBONS COVER THE HEART,           Reg. No. VA 697-578
BUT NOT EXPENSES"                       Filed:  August 8, 1994

                          SCHEDULE II

                NATIONAL CAPITAL BENEFITS CORP.

                           LOCATIONS


A.   LOCATION OF CHIEF EXECUTIVE OFFICE:

          National Capital Benefits Corp.
          540 Madison Avenue,  Suite 1702
          New York, New York  10022

B.   LOCATION OF BOOKS AND RECORDS AS TO POLICIES AND ACCOUNTS:

          National Capital Benefits Corp.
          540 Madison Avenue,  Suite 1702
          New York, New York  10022

C.   LOCATION OF OTHER COLLATERAL:

     Description              City County (or Parish), and State

(1)                           CASH - Chase Manhattan Bank   200
                              East 57th Street
     Checking Acct No. 039 1 202850     New York, NY  10022

(2)  Policies of Life Insurance    Bank One, Columbus, NA
                              150 East Campview Bvd.
                              Suite 310
                              Columbus, Ohio  43235

                          SCHEDULE III

                      REAL PROPERTY; LEASES

                 NATIONAL CAPITAL BENEFITS CORP.


(1)  Office Lease -      540 Madison Avenue - Suite 1702
                    New York, NY  10022

     Madison Avenue Associates, Lessor National
     Capital Benefits Corp., Lessee

                            ANNEX A DESCRIPTION

                  OF REAL PROPERTY

                NATIONAL CAPITAL BENEFITS CORP.





Record Owner:  None.




STATE OF OHIO       )
                      ) ss:
COUNTY OF FRANKLIN  )
          Before me, a notary public, in and for said county, personally appeared before Jeffrey S. Goldstein, Chief Executive Officer of National Capital Benefits Corp., a Delaware Corporation, who acknowledged that he signed the foregoing instrument on behalf of said corporation. In testimony whereof,
I   have   hereunto  subscribed  my  name  this  ______  day   of
, 1996.
                                   Notary Public, State of Ohio
                                   Printed Name:


My Commission Expires:



                                  I N P U T


AUTHOR:  Crudden, Kevin  x0826/8475  28th floor
DATE/TIME:  3/27/967 11:14 am

ATTORNEY TIME NUMBER:  321                       DATASET:  MP 2

FILE NO.:  910000-8006                           DATE/TIME NEEDED:  3/27/96]

DOC# AND VERSION:  2035220-1 Security agr & assign
ORIGINAL TYPIST:  B.Garvey/L.Dressel
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TO BE COMPLETED BY ATTORNEY                      TO BE COMPLETED BY W.P.


        DATE/                                                        DATE/TIME
ATTORNE TIME     DRAFT             FINAL    F/L            SPECIALI  DELIVERED
Y       DELIV.   NEEDED                                    ST













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Benefits  Corp.  in favor of Living Benefits, Inc.  and  American
Life Resources Corporation.